UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) - November 15, 2004


                             MTM TECHNOLOGIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             New York                0-22122                   13-3354896
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          (State or other    (Commission File Number)        (IRS Employer
          jurisdiction of                                  Identification No.)
          Incorporation)

                  850 Canal Street, Stamford, Connecticut        06902
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                  (Address of principal executive offices)     (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------


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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 15, 2004, the Registrant issued a press release announcing second quarter 2004 financial results. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report of Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit 99 Press release of the Registrant dated November 15, 2004 announcing second quarter 2004 financial results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MTM TECHNOLOGIES, INC.
                                           (Registrant)


                                          By: /s/ Francis J. Alfano
                                             ----------------------------
                                                  Francis J. Alfano
                                                  Chief Executive Officer


November 15, 2004